UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) JANUARY 31, 2005
                                                         ----------------


                        MEDIANET GROUP TECHNOLOGIES, INC.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)


           NEVADA                    0-32307                    13-4067623
           ------                    -------                    ----------
(State or other jurisdiction       (Commission                 (IRS Employer
      of incorporation)            File Number)              Identification No.)


                5100 W. COPANS ROAD, SUITE 710, MARGATE, FL 33063
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               (Address of Principal Executive Office) (Zip Code)


         Registrant's telephone number, including area code 954-974-5818
                                                            ------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On January 31, 2005, the Board of Directors of MediaNet Group Technologies, Inc. (the "Company") elected Tom Hill to serve on its Board of Directors. Mr. Hill is the director of BSP Rewards. He is also the co-founder and Director of Xcel Marketing Group. Previously, as a co-founder of Gusto Marketing, he was responsible for all aspects of marketing and business development for this restaurant rewards/loyalty program. Mr. Hill was also a co-founder of WOW Points. Mr. Hill also served as the Marketing Director for The Miami Herald, one of Knight-Ridder's leading newspapers.


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
                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDIANET GROUP TECHNOLOGIES, INC.


By: /s/ Martin Berns
    ----------------
    Martin Berns
    President and Chief Executive Officer



Date: February 3, 2005

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